Exhibit 10.1
AMENDMENT TO
 INCENTIVE STOCK OPTION

granted by

AWARE, INC.

under the

1996 STOCK OPTION PLAN

Pursuant to Section 2.2 of the Aware, Inc. 1996 Stock Option Plan, the Option(s) listed at Schedule A hereto is/are hereby amended as follows:

The FIFTH section of such Option(s) is deleted in its entirety, and replaced with the following:

FIFTH:   This Option is not transferable by the Holder or by operation of law, otherwise than by will or under the laws of descent and distribution.

This Option is exercisable only by the Holder during the Holder’s lifetime and by the Holder only while he or she is providing services to the Company, except that if the services of the Holder are terminated for any of the following reasons, the Holder shall have the right to exercise this Option within two years after the date of such termination of services (but not later than the expiration date of this Option) with respect to the shares which were purchasable by the Holder by exercise of this Option at the time of such termination of services:

(i)	Termination of services by the Holder;
(ii)	Termination of services by the Company; or
(iii)	Termination of services by Normal Retirement (as defined in the Plan).

Notwithstanding the foregoing, in the event of the death of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder’s executors, administrators or any individual or individuals to whom this Option is transferred by will or under the laws of descent and distribution, as the case may be, shall have the right to exercise this Option with respect to the number of shares purchasable by the Holder at the date of death at any time within two years after the date of such death (but not after the expiration date of this Option).

Notwithstanding the foregoing, in the event of the Disability (as defined in the Plan) of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder shall have the right to exercise this Option at any time within two years after the date of such Disability (but not after the expiration date of this Option) with respect to the number of shares which were purchasable by the Holder at the date of such Disability.

IN WITNESS WHEREOF, the Company has caused this Amendment  to be executed in its name and on its behalf as of the 9th day of September, 2009.

AWARE, INC.

By:
[add title]

The undersigned Holder hereby acknowledges receipt of this Amendment.

HOLDER

[add Holder’s name]

SCHEDULE A

Name of Holder:

Date of Grant:

Maximum number of shares for which the Option is exercisable:

Exercise (purchase) price per share:

Expiration date of the Option:

AMENDMENT TO
 NONQUALIFIED STOCK OPTION

granted by

AWARE, INC.

under the

1996 STOCK OPTION PLAN

Pursuant to Section 2.2 of the Aware, Inc. 1996 Stock Option Plan, the Option(s) listed at Schedule A hereto is/are hereby amended as follows:

The FIFTH section of such Option(s) is deleted in its entirety, and replaced with the following:

FIFTH:   This Option is not transferable by the Holder or by operation of law, otherwise than by will or under the laws of descent and distribution.

This Option is exercisable only by the Holder during the Holder’s lifetime and by the Holder only while he or she is providing services to the Company, except that if the services of the Holder are terminated for any of the following reasons, the Holder shall have the right to exercise this Option within two years after the date of such termination of services (but not later than the expiration date of this Option) with respect to the shares which were purchasable by the Holder by exercise of this Option at the time of such termination of services:

(iv)	Termination of services by the Holder;
(v)	Termination of services by the Company; or
(vi)	Termination of services by Normal Retirement (as defined in the Plan).

Notwithstanding the foregoing, in the event of the death of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder’s executors, administrators or any individual or individuals to whom this Option is transferred by will or under the laws of descent and distribution, as the case may be, shall have the right to exercise this Option with respect to the number of shares purchasable by the Holder at the date of death at any time within two years after the date of such death (but not after the expiration date of this Option).

Notwithstanding the foregoing, in the event of the Disability (as defined in the Plan) of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder shall have the right to exercise this Option at any time within two years after the date of such Disability (but not after the expiration date of this Option) with respect to the number of shares which were purchasable by the Holder at the date of such Disability.

IN WITNESS WHEREOF, the Company has caused this Amendment  to be executed in its name and on its behalf as of the 9th day of September, 2009.

AWARE, INC.

By:
[add title]

The undersigned Holder hereby acknowledges receipt of this Amendment.

HOLDER

[add Holder’s name]

SCHEDULE A

Name of Holder:

Date of Grant:

Maximum number of shares for which the Option is exercisable:

Exercise (purchase) price per share:

Expiration date of the Option:

AMENDMENT TO
 NONQUALIFIED STOCK OPTION

granted by

AWARE, INC.

under the

2001 NONQUALIFIED STOCK PLAN

Pursuant to Section 12 of the Aware, Inc. 2001 Nonqualified Stock Plan, the Option(s) listed at Schedule A hereto is/are hereby amended as follows:

The SIXTH section of such Option(s) is deleted in its entirety, and replaced with the following:

SIXTH:   This Option is not transferable by the Holder or by operation of law, otherwise than by will or under the laws of descent and distribution.

This Option is exercisable only by the Holder during the Holder’s lifetime and by the Holder only while he or she is providing services to the Company, except that if the services of the Holder are terminated for any of the following reasons, the Holder shall have the right to exercise this Option within two years after the date of such termination of services (but not later than the expiration date of this Option) with respect to the shares which were purchasable by the Holder by exercise of this Option at the time of such termination of services:

(vii)	Termination of services by the Holder;
(viii)	Termination of services by the Company; or
(ix)	Termination of services by Normal Retirement (as defined in the Plan).

Notwithstanding the foregoing, in the event of the death of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder’s executors, administrators or any individual or individuals to whom this Option is transferred by will or under the laws of descent and distribution, as the case may be, shall have the right to exercise this Option with respect to the number of shares purchasable by the Holder at the date of death at any time within two years after the date of such death (but not after the expiration date of this Option).

Notwithstanding the foregoing, in the event of the Disability (as defined in the Plan) of the Holder prior to termination of the Holder’s services to the Company and prior to the date of expiration of this Option, the Holder shall have the right to exercise this Option at any time within two years after the date of such Disability (but not after the expiration date of this Option) with respect to the number of shares which were purchasable by the Holder at the date of such Disability.

IN WITNESS WHEREOF, the Company has caused this Amendment  to be executed in its name and on its behalf as of the 9th day of September, 2009.

AWARE, INC.

By:
[add title]

The undersigned Holder hereby acknowledges receipt of this Amendment.

HOLDER

[add Holder’s name]

SCHEDULE A

Name of Holder:

Date of Grant:

Maximum number of shares for which the Option is exercisable:

Exercise (purchase) price per share:

Expiration date of the Option: